Exhibit 99.1

The following tables set forth the composition of receivables in the trust portfolio by various criteria as of February 28, 2019.

Certain of the tables below set forth the age distribution regarding the Trust Portfolio. Age distribution may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of NMAC. Due to those and similar factors, as well as potential additions and removals of Accounts in the future, the actual age distribution for the Trust Portfolio may differ from that shown below. Accordingly, there can be no assurance that age distribution for the Trust Portfolio in the future will be similar to the experience set forth below. References to the outstanding principal balances of Receivables herein are gross of any related Cash Management Account Balance unless otherwise stated.

Key Statistics as of February 28, 2019

As of February 28, 2019, the Trust Portfolio and the related Accounts designated to the issuing entity had the following characteristics:

•	There were 2,302 designated Accounts and the total outstanding principal balance of Receivables arising in connection with these Accounts was approximately $6,114,282,514.

•

The average credit line per designated Account was approximately $2,660,093 (with the average New Vehicle credit line of approximately $4,195,852, the average Pre-Owned Vehicle credit line of approximately $982,336 and the average Used Vehicle credit line of approximately $897,861).

•	The average outstanding principal balance of Receivables per designated Account was approximately $2,656,074.

•

The total outstanding principal balance of Receivables arising in connection with the designated Accounts, expressed as a percentage of the total credit line amount of these Accounts, was approximately 99.85%.

•

The total outstanding principal balance of Receivables (net of the Cash Management Account Balance) arising in connection with the designated Accounts, expressed as a percentage of the total credit line amount of these Accounts, was approximately 87.92%.

•

The total outstanding principal balance of Receivables relating to New Vehicles was approximately $5,393,278,314 or 88.21% of the total outstanding principal balance of all Receivables, the total outstanding principal balance of Receivables relating to Pre-Owned Vehicles was approximately $331,133,449 or 5.42% of the total outstanding principal balance of all Receivables and the total outstanding principal balance of Receivables relating to Used Vehicles was approximately $389,870,751 or 6.38% of the total outstanding principal balance of all Receivables.

•

The weighted average trust portfolio yield was the prime rate (as of February 28, 2019) less approximately 0.52%. The Receivables for 73 Dealers accrue interest based on LIBOR and not the prime rate. The weighted average trust portfolio yield is calculated based on the respective rates for LIBOR and the prime rate as of February 28, 2019.

With respect to the fourth and fifth bullet points in the preceding paragraph, the total outstanding principal balance of Receivables (whether gross or net of the Cash Management Account Balance) arising in connection with the designated Accounts may exceed the total credit line amount of these Accounts. From time to time, NMAC may approve loans to Dealers that exceed the limit on such Dealer’s credit line. NMAC’s underwriting decision is based upon, among other things, the creditworthiness of the related Dealer and the types of collateral securing that Dealer’s obligations.

The tables set forth below in this section provide additional information relating to the Trust Portfolio and the related Accounts designated for the issuing entity as of February 28, 2019. Because the composition of the Receivables in the Trust Portfolio and the related designated Accounts will change over time, the information in these tables is not necessarily indicative of the composition of the Trust Portfolio as of any subsequent date. The percentages in any table may not add to 100% because of rounding.

The following table describes the Receivables in the Trust Portfolio and the related Accounts designated for the issuing entity as of February 28, 2019. Each of the percentages and averages in the table is computed on the basis of the outstanding principal balance of the Receivables as of February 28, 2019. The “Weighted Average Spread Charged (Under)/Over Prime Rate” in the following table is based on weighting by outstanding principal balance of the Receivables as of February 28, 2019. The “Weighted Average Spread Charged (Under)/Over the Prime Rate” does not include rebates earned by Dealers under NMAC incentive programs that entitle them to a credit based on interest charges. These credits are solely the obligation of NMAC and do not affect the rate earned by the issuing entity.

Receivables Composition as of February 28, 2019

Composition of the Trust Portfolio; As of February 28, 2019	February 28, 2019
Number of Accounts	2,302
Total Outstanding Principal Balance of Receivables	$6,114,282,514
Total Outstanding Principal Balance of Receivables as a % of Credit Line	99.85%
Percent of Receivables Representing New Vehicles	88.21%
Percent of Receivables Representing Pre-Owned Vehicles	5.42%
Percent of Receivables Representing Used Vehicles	6.38%
Average Outstanding Principal Balance of Receivables in Each Account	$2,656,074
Range of Outstanding Principal Balances of Receivables in Accounts	$0 to $79,894,633
Average Available Credit Line by Value	$2,660,093
Largest Available Credit Line by Value	$65,177,000
Weighted Average Spread Charged (Under)/Over Prime Rate	(0.52)%
Number of Dealers Indexed to LIBOR	73

Composition of the Trust Portfolio; New Receivables As of February 28, 2019
Total Outstanding Principal Balance of Receivables	$5,393,278,314
Average Outstanding Principal Balance of Receivables in Each Account	$4,424,346
Average Credit Line	$4,195,852

Composition of the Trust Portfolio; Pre-Owned Receivables As of February 28, 2019
Total Outstanding Principal Balance of Receivables	$331,133,449
Average Outstanding Principal Balance of Receivables in Each Account	$768,291
Average Credit Line	$982,336

Composition of the Trust Portfolio; Used Receivables As of February 28, 2019
Total Outstanding Principal Balance of Receivables	$389,870,751
Average Outstanding Principal Balance of Receivables in Each Account	$597,961
Average Credit Line	$897,861

Age Distribution

The following table provides the age distribution of the Accounts designated for the issuing entity for the period shown, expressed as a percentage of total Principal Receivables outstanding as of February 28, 2019.

The age distribution set forth below measures the age of all Receivables with respect to the Trust Portfolio from the date the vehicle is received by the Dealer.

Age Distribution of Trust Portfolio

	February 28,
Days	2019	%
0-120 Days	$4,652,060,834	76.09%
121-180 Days	966,409,600	15.81
181-270 Days	327,469,638	5.36
Over 270 Days	168,342,442	2.75

Total(1):	$6,114,282,514	100.00%

(1)	Dollar amounts and percentages may not add to the total or 100%, respectively, due to rounding.

Dealer Credit Rating Distribution for the Accounts

The following table provides the Dealer credit rating distribution for the Accounts designated for the issuing entity as of February 28, 2019 on the basis of the amount of Principal Receivables balance outstanding for each credit rating.

Dealer Credit Rating Distribution for the Accounts

As of February 28, 2019

Dealer Credit Rating	Outstanding Principal Balance of Receivables	Percentage of Total Outstanding Principal Balance of Receivables
A	$3,825,948,083	62.57%
B	833,633,007	13.63
C	642,580,791	10.51
D	812,120,634	13.28

Total(1):	$6,114,282,514	100.00%

(1)	Dollar amounts and percentages may not add to the total or 100%, respectively, due to rounding.

Geographic Distribution of Accounts

The following table provides the geographic distribution of the Accounts designated for the issuing entity as of February 28, 2019. The information is presented on the basis of the amount of Principal Receivables balance outstanding and the number of Accounts designated for the issuing entity.

Geographic Distribution of Accounts as of February 28, 2019

Geographic Distribution	Outstanding Principal Balance of Receivables	Percentage of Total Outstanding Principal Balance of Receivables	Number of Accounts	Percentage of Total Number of Accounts
Texas	$918,963,318	15.03%	243	10.56%
California	700,651,173	11.46	284	12.34
Florida	492,259,929	8.05	149	6.47
New York	450,760,741	7.37	124	5.39
New Jersey	440,818,685	7.21	137	5.95
Tennessee	239,463,236	3.92	73	3.17
Georgia	208,034,670	3.40	86	3.74
Pennsylvania	202,854,583	3.32	82	3.56
Illinois	165,212,156	2.70	78	3.39
North Carolina	162,233,527	2.65	78	3.39
Washington	135,353,980	2.21	51	2.22
Louisiana	133,081,852	2.18	60	2.61
Connecticut	130,873,064	2.14	61	2.65
Arkansas	114,674,738	1.88	54	2.35
Mississippi	111,744,349	1.83	59	2.56
Massachusetts	109,767,487	1.80	48	2.09
Missouri	107,548,716	1.76	34	1.48
Maryland	105,060,533	1.72	58	2.52
Alabama	97,252,021	1.59	45	1.95
Minnesota	95,720,737	1.57	35	1.52
Virginia	90,297,726	1.48	37	1.61
Ohio	90,168,378	1.47	34	1.48
Arizona	85,209,542	1.39	31	1.35
Wisconsin	83,934,749	1.37	28	1.22
Oklahoma	77,230,716	1.26	37	1.61
Indiana	68,417,164	1.12	32	1.39
Colorado	67,705,035	1.11	29	1.26
Nevada	64,004,528	1.05	24	1.04
Iowa	46,133,363	0.75	18	0.78
Kentucky	43,558,037	0.71	25	1.09
Rhode Island	32,774,728	0.54	12	0.52
New Hampshire	30,010,365	0.49	21	0.91
West Virginia	24,917,696	0.41	13	0.56
South Carolina	23,732,021	0.39	17	0.74
Kansas	21,671,203	0.35	15	0.65
Maine	20,758,947	0.34	6	0.26
Vermont	18,988,859	0.31	10	0.43
Michigan	18,936,922	0.31	10	0.43
New Mexico	17,281,300	0.28	10	0.43
Hawaii	15,901,059	0.26	7	0.30
Nebraska	15,326,997	0.25	4	0.17
Wyoming	12,963,869	0.21	8	0.35
Idaho	8,510,557	0.14	11	0.48
Montana	5,548,903	0.09	11	0.48
South Dakota	3,990,657	0.07	8	0.35
Oregon	3,979,699	0.07	2	0.09
Utah	0	0.00	3	0.13

Total(1):	$6,114,282,514	100.00%	2,302	100.00%

(1)	Dollar amounts and percentages may not add to the total or 100%, respectively, due to rounding.

Principal Balance Distribution of Accounts

The table below shows the distribution of the designated Accounts sorted according to the outstanding principal balances in these Accounts as of February 28, 2019. The information is presented on the basis of the amount of Principal Receivables balance outstanding and the number of Accounts designated for the issuing entity.

Principal Balance Distribution of the Accounts

As of February 28, 2019

Range of Principal Balances	Outstanding Principal Balance of Receivables	Percentage of Total Outstanding Principal Balance of Receivables	Number of Accounts	Percentage of Total Number of Accounts
$999,999 or less	$329,081,172	5.38%	1,432	62.21%
$1,000,000 to $1,999,999	295,572,995	4.83	211	9.17
$2,000,000 to $2,999,999	167,028,200	2.73	68	2.95
$3,000,000 to $3,999,999	235,647,408	3.85	68	2.95
$4,000,000 to $4,999,999	307,013,700	5.02	68	2.95
$5,000,000 to $5,999,999	325,745,744	5.33	59	2.56
$6,000,000 to $6,999,999	368,811,881	6.03	57	2.48
$7,000,000 to $7,999,999	375,866,213	6.15	50	2.17
$8,000,000 to $8,999,999	457,333,706	7.48	54	2.35
$9,000,000 to $9,999,999	450,174,187	7.36	48	2.09
$10,000,000 to $14,999,999	1,606,263,183	26.27	132	5.73
$15,000,000 to $19,999,999	586,404,215	9.59	34	1.48
$20,000,000 or greater	609,339,909	9.97	21	0.91

Total(1):	$6,114,282,514	100.00%	2,302	100.00%

(1)	Dollar amounts and percentages may not add to the total or 100%, respectively, due to rounding.